EXHIBIT 10.22

                                CONVERTIBLE NOTE


San Mateo, California
April 30, 1997                                                     $399,201.60

         FOR VALUE RECEIVED, EMCON, a California corporation (hereinafter called the "Borrower"), hereby promises to pay to Charles H. Gearhart, or his respective registered assigns (the "Holder") or order, the sum of Three Hundred Ninety-Nine Thousand Two Hundred One Dollars and Sixty Cents ($399,201.60) (the "Principal"), on May 1, 2002, and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum from the date hereof until the same becomes due and payable. Interest shall commence accruing on the date hereof and shall be payable quarterly on each July 31, October 31, January 31 and April 30 beginning on July 31, 1997, with all interest remaining unpaid at maturity due at such time. All payments of principal and interest shall be made in lawful money of the United States of America. All payments shall be made at the address of the Holder, as set forth in Section 6.4 hereof or as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         The following terms shall apply to this Note:

                                    ARTICLE I

                         PROHIBITION AGAINST PREPAYMENT

         1.1      Borrower shall have no right to prepay this Note at any time.

                                   ARTICLE II

                        CONVERSION INTO BORROWER'S STOCK

     Holder shall have the right to convert the Principal into shares of EMCON Common Stock pursuant to the terms of this Article II. In such event, any accrued but unpaid interest shall be immediately due and payable.

     2.1 Conversion Price. The number of shares of EMCON Common Stock into which the Principal shall be converted shall be the amount of the Principal, divided by the EMCON Conversion Price. The EMCON Conversion Price shall initially be Six Dollars and Fifty Cents ($6.50), and shall be adjusted as set forth in Section
2.2. hereof.

     2.2 Adjustment to EMCON Conversion Price. The EMCON Conversion Price shall be adjusted as set forth in this Section 2.2.

                  (a) Subdivisions. In case Borrower shall at any time subdivide the outstanding shares of EMCON Common Stock, the EMCON Conversion Price in




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effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of EMCON Common Stock, the EMCON Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

                  (b) Stock Dividends. In case Borrower shall at any time pay a dividend with respect to EMCON Common Stock payable in EMCON Common Stock, then the EMCON Conversion Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to that price determined by multiplying the EMCON Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of EMCON Common Stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of EMCON Common Stock outstanding immediately after such dividend.

                  (c) Reclassification or Merger. In case of any reclassification, change or conversion of the EMCON Common Stock (other than as a result of a subdivision or combination described above and other than upon any Acceleration Event, as defined below), Borrower shall have the right to receive, upon exchange of this Note (which may occur at the option of the Holder only) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of EMCON Common Stock into which this Note could then be exchanged. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, and conversions.

         2.3 Authorized Shares. EMCON convenants that during the period the conversion right set forth in this Article exists, EMCON will reserve from the authorized and unissued EMCON Common Stock a sufficient number of shares to provide for the issuance of EMCON Common Stock upon the full conversion of the Principal. EMCON represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

         2.4 Method of Exchange. Except as otherwise agreed by EMCON and the Holder, the Principal balance of the Note may be converted in whole or in part (provided at least $250,000 in Principal is converted) in up to two installments by (i) submitting to EMCON a conversion notice setting forth the amount of Principal to be converted and (ii) surrendering the Note held by the Holder at the principle office of EMCON. In the event of a partial conversion EMCON will thereafter reissue a new Note for the remaining unpaid Principal balance or terms otherwise identical to those set forth herein.

         2.5 Restrictions Concerning the Shares. The shares of EMCON Common Stock to be held by the Holder pursuant to the exercise of the conversion rights set forth herein may not be sold or transferred unless either (i) such shares first shall have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or (ii) EMCON shall have been furnished with an opinion of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Act and all applicable state securities laws. Each certificate for shares of EMCON Common Stock to be held by the Holder that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:


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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Upon the request of the Holder, EMCON shall remove the foregoing legend from the certificate representing the EMCON Common Stock held by the Holder upon exercise of the conversion rights or issue to Holder a new certificate therefor free of any transfer legend, if, with such request, EMCON shall have received either (i) an opinion of counsel to the effect that any such legend may be removed from such certificate, or (ii) if the present paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, satisfactory representations from the Holder that Holder is not then, and has not been during the proceeding three (3) months, an affiliate of EMCON, and that a period of at least two (2) years has elapsed since the later of the date the securities were acquired (as determined under Rule 144) from EMCON or an affiliate of EMCON.

         2.6      EMCON Registration.

                  (a) If, EMCON shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, EMCON will:

                    (i) promptly give the Holder written notice thereof;

                    (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.6 (b) below, and in any underwriting involved therein, all the shares of EMCON Common Stock issued upon conversion of this Note (the "Holder's Shares") specified in a written request or requests made by the Holder and received by EMCON within twenty (20) days after the written notice from EMCON described in clause (i) above is mailed or delivered by EMCON. Such written request may specify all or a part of the Holder's Shares;

                    (iii)  furnish  such  number  of   prospectuses   and  other
documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

                    (iv) cause all such EMCON Common Stock registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by EMCON are then listed.

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                  (b) If the  registration  of which EMCON gives notice is for a registered public offering involving an underwriting, EMCON shall so advise the Holder as a part of the written notice given pursuant to Section 2.6(a)(i). In such event, the right of Holder to registration pursuant to this Section 2.6 shall be conditioned upon Holder's participation in such underwriting and the inclusion of the Holder's Shares in the underwriting to the extent provided herein. The Holder shall (together with EMCON and the other holders of securities of EMCON with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by EMCON.

                  (c) Notwithstanding any other provision of this Section 2.6, if the representative of the underwriters advises EMCON in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject tot he limitations set forth below) exclude all Holder's Shares from, or limit the number of the Holder's Shares to be included in, the registration and underwriting. EMCON shall so advise the Holder and all other holders of EMCON securities (the "Other Shares") requesting registration and the number of Holder's Shares and Other Shares that may be included shall be allocated amount the Holder and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of Holder's Shares and Other Shares that are requested to be registered.

                  (d) EMCON's obligations pursuant to this Section 2.6 shall expire at such time as Holder may sell all Holder's Shares during any successive two quarter period pursuant to Rule 144 under the Act.

                  (e) All Registration Expenses (as hereinafter defined) incurred in connection with any registration, qualification or compliance pursuant to this Section 2.6 hereof shall be borne by EMCON. All Selling Expenses (as hereinafter defined) relating to securities so registered shall be borne by the Holder. For purposes hereof, Registration Expenses shall mean all expenses incurred in effecting any registration pursuant to this Note, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for EMCON, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for Holder. Selling Expenses shall mean all underwriting discounts and selling commissions applicable to the sale of the Holder's Shares and fees and disbursements of counsel for Holder (other than the fees and disbursements of counsel included in Registration Expenses).

                                   ARTICLE III

                                     OFFSET

         3.1 Offset. The Holder acknowledges that this Note is being made by the Borrower pursuant to that certain Stock Purchase Agreement, dated as of April 30, 1997, by and among the Borrower, Organic Waste Technologies, Inc., a Delaware corporation and the holders of the outstanding capital stock of National Earth Products, Inc. (the "Stock Purchase Agreement"). The Holder further acknowledges that he or she is bound by the Stock Purchase Agreement and that the Principal due hereunder may be reduced by any amounts due from the Holder to Borrower pursuant thereto.

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                                   ARTICLE IV

                                  ACCELERATION

         4.1 Notwithstanding anything to the contrary herein, in the event that any of the events set forth in Section 4.1 (each, an "Acceleration Event") shall occur at any time after the date hereof, then, subject to the qualification set forth below, the Principal and all interest thereon shall, at the option of the Holder, be immediately due and payable.

                  (a) upon a consolidation or merger of EMCON with or into any other corporation or corporations (other than a wholly-owned subsidiary of EMCON and other than a merger in which EMCON is the surviving corporation), or the sale, transfer or other disposition of all or substantially all of the assets of EMCON;

                  (b) upon a change in ownership of Fifty Percent (50%) or more of the stock of Borrower to a single buyer or an affiliated group of buyers, resulting in a change in the majority of the Board of Directors of Borrower from the Board of Directors as it existed immediately prior to such change in ownership;

                  (c) upon the liquidation, dissolution or winding up of the Borrower or the consolidation or merger of the Borrower with and into another corporation (other than a merger in which the Borrower is the surviving corporation);

         provided, however, that upon any Acceleration Event, no amount shall be due and payable hereunder in the event that the Holder has exchanged this Note for Common Stock of EMCON, pursuant to the Note Agreement.

                                    ARTICLE V

                                EVENTS OF DEFAULT

         If any of the following events of default (each, an "Event of Default") shall occur:

          5.1. Failure to Pay Principal or Interest. The Borrower fails to pay the Principal or interest when due;

         5.2 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

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          5.3 Bankruptcy. Bankruptcy, insolvency,  reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for relief of debtors shall be instituted by or against the Borrower,

         then upon the occurrence and during the continuation of any Event of Default, then, at the option of the Holder, the Principal and all interest due thereon shall be immediately due and payable, and the Borrower shall have all other remedies available at law or equity.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Late Charge. The Borrower shall pay to the Holder a late charge equal to 1.5% per month, but not to exceed the maximum rate allowable by law, on any amount due hereunder that is not received by the Holder within 10 days after the date on which such amount is due. Borrower agrees that it would be extremely difficult or impractical to determine the Holder's actual damages in the event of such late payment, that the amount specified above is a reasonable estimate of such damages and that such amount shall constitute liquidated damages for such late payment. The foregoing provision shall not be construed to extend the due date for any amount required to be paid hereunder. The Holder shall have no obligation to accept any late payment not accompanied by such late charge.

         6.2 Collection Costs and Expenses. The Borrower shall pay all costs, fees and expenses (including court costs and reasonable attorneys fees) incurred by the Holder in collecting or attempting to collect any amount that becomes due hereunder or in seeking legal advice with respect to such collection or an Event of Default.

         6.3 Failure or Indulgence Note Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.

         6.4 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed within three (3) business days by registered mail, return receipt requested, (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), or (d) three (3) business days after being sent by registered or certified mail, return receipt requested, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

         Holder:  Charles H. Gearhart
                           1054 Hunters Path
                           Lancaster,  PA  17601

         Borrower:         EMCON
                           400 South El Camino Real, Suite 1200
                           San Mateo, California  94402
                           Attn:  Chief Financial Officer
                           Facsimile: 415/375-0763



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         6.5 Amendment Provision.  The term "Note" and all reference thereto, as used  throughout  this  instrument,  shall mean this  instrument  as  originally
executed,  or  if  later  amended  or  supplemented,   then  as  so  amended  or
supplemented.

          6.6 Governing Law. This Note shall be governed by the internal laws of the State of California, without regard to the principles of conflict of laws.

         6.7 Confession of Judgment. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OR THE BORROWER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                  As further security for payment hereunder and upon an event of default, Borrower authorizes and empowers any attorney of any court of record of Pennsylvania or elsewhere to appear for and CONFESS JUDGMENT against it and immediately execute on such judgment, without notice of such immediate execution, for the then unpaid principal amount and interest of this Note, together with late charges, costs of suit and reasonable attorneys' fees, with or without declaration or stay of execution, and with release of errors, for which this Note or a copy hereof shall serve as a sufficient warrant. This power to CONFESS JUDGMENT against Borrower shall not be exhausted by any exercise of the power and shall continue from time to time and at all times until full payment of all amounts due under this Note.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the 30th day of April, 1997.

                     EMCON

                     By:  /S/
                          --------------------------------
                     Name: R. Michael Momboisse
                           --------------------------------
                     Title: CFO & VP Legal
                            ------------------------------




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                                CONVERTIBLE NOTE


San Mateo, California
April 30, 1997                                                 $400,798.40

         FOR VALUE RECEIVED, EMCON, a California corporation (hereinafter called the "Borrower"), hereby promises to pay to Dennis M. Grimm, or his respective registered assigns (the "Holder") or order, the sum of Four Hundred Thousand Seven Hundred Ninety Eight Dollars and Forty Cents ($400,798.40) (the "Principal"), on May 1, 2000, and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum from the date hereof until the same becomes due and payable. Interest shall commence accruing on the date hereof and shall be payable quarterly on each July 31, October 31, January 31 and April 30 beginning on July 31, 1997, with all interest remaining unpaid at maturity due at such time. All payments of principal and interest shall be made in lawful money of the United States of America. All payments shall be made at the address of the Holder, as set forth in Section 6.4 hereof or as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         The following terms shall apply to this Note:

                                    ARTICLE I

                         PROHIBITION AGAINST PREPAYMENT

         1.1      Borrower shall have no right to prepay this Note at any time.

                                   ARTICLE II

                        CONVERSION INTO BORROWER'S STOCK

         Holder shall have the right to convert the Principal into shares of EMCON Common Stock pursuant to the terms of this Article II. In such event, any accrued but unpaid interest shall be immediately due and payable.

         2.1 Conversion Price. The number of shares of EMCON Common Stock into which the Principal shall be converted shall be the amount of the Principal, divided by the EMCON Conversion Price. The EMCON Conversion Price shall initially be Six Dollars and Fifty Cents ($6.50), and shall be adjusted as set forth in Section 2.2.
hereof.

          2.2 Adjustment to EMCON Conversion Price. The EMCON Conversion Price shall be adjusted as set forth in this Section 2.2.

                  (a) Subdivisions. In case Borrower shall at any time subdivide the outstanding shares of EMCON Common Stock, the EMCON Conversion Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of EMCON Common Stock, the EMCON Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

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                  (b) Stock Dividends.  In case Borrower shall at any time pay a dividend with respect to EMCON Common Stock payable in EMCON Common Stock, then the EMCON Conversion Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to that price determined by multiplying the EMCON Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of EMCON Common Stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of EMCON Common Stock outstanding immediately after such dividend.

                  (c) Reclassification or Merger. In case of any reclassification, change or conversion of the EMCON Common Stock (other than as a result of a subdivision or combination described above and other than upon any Acceleration Event, as defined below), Borrower shall have the right to receive, upon exchange of this Note (which may occur at the option of the Holder only) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of EMCON Common Stock into which this Note could then be exchanged. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, and conversions.

         2.3 Authorized Shares. EMCON convenants that during the period the conversion right set forth in this Article exists, EMCON will reserve from the authorized and unissued EMCON Common Stock a sufficient number of shares to provide for the issuance of EMCON Common Stock upon the full conversion of the Principal. EMCON represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

         2.4 Method of Exchange. Except as otherwise agreed by EMCON and the Holder, the Principal balance of the Note may be converted in whole or in part (provided at least $250,000 in Principal is converted) in up to two installments by (i) submitting to EMCON a conversion notice setting forth the amount of Principal to be converted and (ii) surrendering the Note held by the Holder at the principle office of EMCON. In the event of a partial conversion EMCON will thereafter reissue a new Note for the remaining unpaid Principal balance or terms otherwise identical to those set forth herein.

         2.5 Restrictions Concerning the Shares. The shares of EMCON Common Stock to be held by the Holder pursuant to the exercise of the conversion rights set forth herein may not be sold or transferred unless either (i) such shares first shall have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or (ii) EMCON shall have been furnished with an opinion of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Act and all applicable state securities laws. Each certificate for shares of EMCON Common Stock to be held by the Holder that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:


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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Upon the request of the Holder, EMCON shall remove the foregoing legend from the certificate representing the EMCON Common Stock held by the Holder upon exercise of the conversion rights or issue to Holder a new certificate therefor free of any transfer legend, if, with such request, EMCON shall have received either (i) an opinion of counsel to the effect that any such legend may be removed from such certificate, or (ii) if the present paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, satisfactory representations from the Holder that Holder is not then, and has not been during the proceeding three (3) months, an affiliate of EMCON, and that a period of at least two (2) years has elapsed since the later of the date the securities were acquired (as determined under Rule 144) from EMCON or an affiliate of EMCON.

         2.6      EMCON Registration.

                  (a) If, EMCON shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, EMCON will:

                    (i) promptly give the Holder written notice thereof;

                    (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.6 (b) below, and in any underwriting involved therein, all the shares of EMCON Common Stock issued upon conversion of this Note (the "Holder's Shares") specified in a written request or requests made by the Holder and received by EMCON within twenty (20) days after the written notice from EMCON described in clause (i) above is mailed or delivered by EMCON. Such written request may specify all or a part of the Holder's Shares;

                    (iii)  furnish  such  number  of   prospectuses   and  other
documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

                    (iv) cause all such EMCON Common Stock registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by EMCON are then listed.


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         (b) If the registration of which EMCON gives notice is for a registered public offering involving an underwriting, EMCON shall so advise the Holder as a part of the written notice given pursuant to Section 2.6(a)(i). In such event, the right of Holder to registration pursuant to this Section 2.6 shall be conditioned upon Holder's participation in such underwriting and the inclusion of the Holder's Shares in the underwriting to the extent provided herein. The Holder shall (together with EMCON and the other holders of securities of EMCON with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by EMCON.

         (c) Notwithstanding any other provision of this Section 2.6, if the representative of the underwriters advises EMCON in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject tot he limitations set forth below) exclude all Holder's Shares from, or limit the number of the Holder's Shares to be included in, the registration and underwriting. EMCON shall so advise the Holder and all other holders of EMCON securities (the "Other Shares") requesting registration and the number of Holder's Shares and Other Shares that may be included shall be allocated amount the Holder and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of Holder's Shares and Other Shares that are requested to be registered.

         (d) EMCON's obligations pursuant to this Section 2.6 shall expire at such time as Holder may sell all Holder's Shares during any successive two quarter period pursuant to Rule 144 under the Act.

         (e) All Registration Expenses (as hereinafter defined) incurred in connection with any registration, qualification or compliance pursuant to this
Section 2.6 hereof shall be borne by EMCON. All Selling Expenses (as hereinafter defined) relating to securities so registered shall be borne by the Holder. For purposes hereof, Registration Expenses shall mean all expenses incurred in effecting any registration pursuant to this Note, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for EMCON, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for Holder. Selling Expenses shall mean all underwriting discounts and selling commissions applicable to the sale of the Holder's Shares and fees and disbursements of counsel for Holder (other than the fees and disbursements of counsel included in Registration Expenses).

                                  ARTICLE III

                                     OFFSET

         3.1 Offset. The Holder acknowledges that this Note is being made by the Borrower pursuant to that certain Stock Purchase Agreement, dated as of April 30, 1997, by and among the Borrower, Organic Waste Technologies, Inc., a Delaware corporation and the holders of the outstanding capital stock of National Earth Products, Inc. (the "Stock Purchase Agreement"). The Holder further acknowledges that he or she is bound by the Stock Purchase Agreement and that the Principal due hereunder may be reduced by any amounts due from the Holder to Borrower pursuant thereto.

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                                   ARTICLE IV

                                  ACCELERATION

         4.1 Notwithstanding anything to the contrary herein, in the event that any of the events set forth in Section 4.1 (each, an "Acceleration Event") shall occur at any time after the date hereof, then, subject to the qualification set forth below, the Principal and all interest thereon shall, at the option of the Holder, be immediately due and payable.

                  (a) upon a consolidation or merger of EMCON with or into any other corporation or corporations (other than a wholly-owned subsidiary of EMCON and other than a merger in which EMCON is the surviving corporation), or the sale, transfer or other disposition of all or substantially all of the assets of EMCON;

                  (b) upon a change in ownership of Fifty Percent (50%) or more of the stock of Borrower to a single buyer or an affiliated group of buyers, resulting in a change in the majority of the Board of Directors of Borrower from the Board of Directors as it existed immediately prior to such change in ownership;

                  (c) upon the liquidation, dissolution or winding up of the Borrower or the consolidation or merger of the Borrower with and into another corporation (other than a merger in which the Borrower is the surviving corporation);

         provided, however, that upon any Acceleration Event, no amount shall be due and payable hereunder in the event that the Holder has exchanged this Note for Common Stock of EMCON, pursuant to the Note Agreement.

                                    ARTICLE V

                                EVENTS OF DEFAULT

         If any of the following events of default (each, an "Event of Default") shall occur:

          5.1. Failure to Pay Principal or Interest. The Borrower fails to pay the Principal or interest when due;

         5.2 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;



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

          5.3 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for relief of debtors shall be instituted by or against the Borrower, then upon the occurrence and during the continuation of any Event of Default, then, at the option of the Holder, the Principal and all interest due thereon shall be immediately due and payable, and the Borrower shall have all other remedies available at law or equity.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Late Charge. The Borrower shall pay to the Holder a late charge equal to 1.5% per month, but not to exceed the maximum rate allowable by law, on any amount due hereunder that is not received by the Holder within 10 days after the date on which such amount is due. Borrower agrees that it would be extremely difficult or impractical to determine the Holder's actual damages in the event of such late payment, that the amount specified above is a reasonable estimate of such damages and that such amount shall constitute liquidated damages for such late payment. The foregoing provision shall not be construed to extend the due date for any amount required to be paid hereunder. The Holder shall have no obligation to accept any late payment not accompanied by such late charge.

         6.2 Collection Costs and Expenses. The Borrower shall pay all costs, fees and expenses (including court costs and reasonable attorneys fees) incurred by the Holder in collecting or attempting to collect any amount that becomes due hereunder or in seeking legal advice with respect to such collection or an Event of Default.

         6.3 Failure or Indulgence Note Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.

         6.4 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed within three (3) business days by registered mail, return receipt requested, (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), or (d) three (3) business days after being sent by registered or certified mail, return receipt requested, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):


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



         Holder:  Dennis M. Grimm
                           1035 Eshelman Mill Road
                           Lancaster,  PA  17602

         Borrower:         EMCON
                           400 South El Camino Real, Suite 1200
                           San Mateo, California  94402
                           Attn:  Chief Financial Officer
                           Facsimile: 415/375-0763

          6.5 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          6.6 Governing Law. This Note shall be governed by the internal laws of the State of California, without regard to the principles of conflict of laws.

          6.7 Confession of Judgment. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OR THE BORROWER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

                  As further security for payment hereunder and upon an event of default, Borrower authorizes and empowers any attorney of any court of record of Pennsylvania or elsewhere to appear for and CONFESS JUDGMENT against it and immediately execute on such judgment, without notice of such immediate execution, for the then unpaid principal amount and interest of this Note, together with late charges, costs of suit and reasonable attorneys' fees, with or without declaration or stay of execution, and with release of errors, for which this Note or a copy hereof shall serve as a sufficient warrant. This power to CONFESS JUDGMENT against Borrower shall not be exhausted by any exercise of the power and shall continue from time to time and at all times until full payment of all amounts due under this Note.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the 30th day of April, 1997.

                     EMCON

                     By:  /S/
                          --------------------------------
                     Name:   R. Michael Momboisse
                            ------------------------------
                     Title: CFO & VP Legal
                            ------------------------------

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